UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2003


                               EARTHNETMEDIA, INC.
              ____________________________________________________
              (Exact Name of Small Business Issuer In its Charter)


        NEVADA                        333-57514                   95-4834274
________________________________________________________________________________
(State or Jurisdiction             Commission                 (I.R.S. Employer
  of Incorporation)                File No.)                 Identification No.)


                                222 Amalfi Drive
                         Santa Monica, California 90402
                               Tel: (310) 459-1081
          _____________________________________________________________
          (Address And Telephone Number of Principal Executive offices)

This Current Report on Form 8-K is filed by EarthNetMedia, Inc., a Nevada corporation (the "Company"), in connection with the matters described herein.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


           On August 12, 2003,, the Registrant engaged Amisano Hanson., Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of June 30, 2003, and the related statements of income, stockholders' equity and cash flows for the quarter then ended. The decision to appoint Amisano Hanson was approved by the Registrant's Board of Directors.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EARTHNETMEDIA, INC.


                                        By:          /s/ ALIE CHANG
                                              ________________________________
                                                    Alie Chang
                                                    President and
                                                    Chief Executive OFFICER

Date:   August 21, 2003